Putnam
International
New Opportunities
Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-04

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[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

We are pleased to report further progress in Putnam's reforms on behalf of shareholders. The most significant news is the settlement that has been reached with the Securities and Exchange Commission and with regulatory authorities in the Commonwealth of Massachusetts regarding market timing in Putnam funds. Putnam President and Chief Executive Officer Ed Haldeman has sent a letter to all shareholders describing the terms of the settlement. Most of the $110 million to be paid by Putnam Investment Management, LLC will be distributed to the funds as restitution to shareholders, thereby fulfilling an important element of the initial settlement that Putnam reached with the SEC in November 2003.

Over the past several months, Putnam has also introduced a number of voluntary reforms. We would like to call your attention to two of them. Expense comparisons and risk comparisons can be found following the Performance Summary of this report. The expense comparison information enables you to estimate the amount you have actually paid for ongoing expenses such as management fees and distribution (or 12b-1) fees. Also, you can compare these expenses with the average expenses of funds in the same Lipper peer group. The risk comparison shows the fund's risk relative to similar funds as tracked by Morningstar, an independent fund-rating company. We believe the expense and risk information will provide valuable tools for you and your financial advisor.

With regard to your fund's performance in its semiannual period, the recovery of international stocks remained on track over the past six months. Your fund advanced, though its strategy of targeting relatively large and growth-oriented companies did not place it in the forefront of the rally. As a result, while the fund's return at NAV in the period essentially matched that of its benchmark index, it fell behind a majority of peers in its Lipper group. In the pages that follow, your management team will provide more background on the trends taking shape in international markets and how they have adjusted the portfolio to best take advantage of them.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

May 19, 2004


Report from Fund Management

Fund highlights

 * During Putnam International New Opportunities Fund's semiannual period, which ended March 31, 2004, class A shares returned 19.46% at net asset value (NAV) and 12.59% at public offering price (POP).

 * The fund performed in line with the 19.61% advance of its benchmark, the S&P/Citigroup World Ex-U.S. Primary Markets Growth Index, based on results at NAV.

 * The fund slightly trailed the average 20.77% gain of its peer group, the Lipper International Funds category, due to its focus on large-cap growth-style stocks in a period when smaller companies and value-style stocks outperformed in international markets.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

International stock markets continued to perform well, enabling your fund to deliver solid results during the six months that ended March 31, 2004. Asian markets, in particular, headed higher during the winter months, lifted by strong exports as well as rising spending by Asian consumers. European markets experienced more sluggish growth and made smaller gains. While conditions in general were positive, your fund's growth strategy and style were not the most favored in international markets. Your fund favors large companies, and in most markets, smaller companies were the chief beneficiaries of low interest rates and accelerating economic growth. Also, we emphasize high-quality companies that we consider to be in strong financial condition. During the period, such companies lagged behind companies that were saved from the brink of insolvency by the economic recovery that began last year. While relative performance disappointed recently, we believe the portfolio is positioned in stocks achieving earnings growth that has not yet been recognized by investors, and we expect improvement as evidence of this growth becomes more widely known.

FUND PROFILE

Putnam International New Opportunities Fund invests mainly in companies outside the United States that Putnam believes are experiencing rapid earnings, sales, and business unit growth, and have the potential for positive earnings surprises. It primarily targets large and midsize growth companies with superior competitive positions within their industries. It may be appropriate for investors seeking long-term capital appreciation with international diversification.


Market overview

International markets generally advanced over the past six months, with nearly every market and sector in positive territory. Asia was the leading region, powered by China's 9.1% economic growth in 2003, which accelerated to a rate of 9.7% from January through March 2004. Japan's steadily improving recovery also provided a boost. European stocks advanced at a slower pace because Europe's economy was weaker and European multinationals faced the headwind of a strong euro. Also, European markets had setbacks in February and March because of earnings disappointments from some high-profile companies and in response to the March terrorist bombings in Spain.

In the early months of the semiannual period, stocks in the technology, cyclical, and basic materials sectors, all of which typically benefit from stronger economic growth, had some of the best results. This trend reflected anticipation of stronger consumer spending and increasing business investment. Toward the end of the period, more defensive sectors, including energy, utilities, and financials, had better relative performance. This was especially true in Europe because of expectations that the European Central Bank would cut interest rates, a move that would make dividend-paying stocks in defensive sectors more attractive.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 3/31/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P/Citigroup World Ex-U.S. Primary Markets Growth Index
(international growth stocks)                                          19.61%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 22.16%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                11.28%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     14.08%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government
bonds)                                                                  7.17%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             2.49%
-------------------------------------------------------------------------------
JP Morgan Chase Global High Yield Index (global high-yield
corporate bonds)                                                        8.78%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 3/31/04.
-------------------------------------------------------------------------------

Strategy overview

We made few substantial changes in the fund's positioning during the semiannual period because the recovery trend that had taken root before the fund's fiscal year began remained on track. The largest overall sector weightings were in financials, consumer cyclicals, and technology. We increased exposure to consumer cyclicals during the period to take advantage of accelerating business activity, but we trimmed holdings in financials. We also had overweight positions in stocks in the transportation and capital goods sectors, relative to the benchmark index.

With regard to country weightings, we increased exposure to Japanese stocks. As Japan's recovery from decade-long stagnation continued, companies in a variety of sectors took on the growth characteristics we seek. Japanese banks, which we long considered unattractive, began to meet our selection criteria once the government provided leadership to clean up the issue of bad debts. We also found opportunities in domestic-oriented consumer cyclical companies and in Japanese exporters enjoying stronger business thanks to global economic growth. The portfolio had a slight overweighting in Canada, where its largest holdings were primarily financial and energy stocks. We moved to an underweight position in Europe, where we believe many companies are finding it more difficult to grow as quickly as their counterparts in other regions.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS
COMPARED]

TOP COUNTRY WEIGHTINGS COMPARED

                       as of 9/30/03          as of 3/31/04

United Kingdom            24.0%                  21.4%

Japan                     18.2%                  18.6%

Switzerland                8.6%                  10.3%

France                    11.6%                   9.9%

Canada                     5.7%                   6.0%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Frontline, a Norwegian transport company that operates a fleet of crude oil tankers, was one of the most substantial contributors to the fund's performance. We had invested in Frontline because it is well managed and stood to benefit from the rising price of oil. After its strong performance, we took profits on the stock. Fund performance also benefited from our decision to build a position in Royal Dutch Petroleum of the Netherlands. We did this after the stock price fell to attractive levels following the company's announcement that its oil reserves were smaller than previously claimed. The stock has performed well since we began purchasing it. We also owned Yukos Oil of Russia, which underperformed during the period because of government investigations of the company. We decided to sell Yukos because of these problems.

Man Group of the United Kingdom, a financial company that specializes in distributing hedge funds and other alternative investment products to high-net-worth investors, contributed strong results. This company has flourished because of the increasing popularity of these financial products.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS AS
OF 3/31/04]

TOP INDUSTRY WEIGHTINGS AS OF 3/31/04

Pharmaceuticals             8.9%

Banking                     8.9%

Oil and gas                 8.8%

Telecommunications          6.9%

Electronics                 6.7%

Footnote reads:
Weightings are shown as a percentage of net assets. Holdings will vary over time.

Japan's prosperity helped the performance of several holdings. We built a position in Mizuho Financial Group because it is one of the banks following a strategy that we believe will work to improve its financial health and earnings growth. We added Sekisui Chemical, a stock that is not in the fund's benchmark index. Sekisui has a subsidiary that is one of Japan's leading homebuilders. We believe one of the recent positive developments in Japan is that real estate prices are firming after a decade of deflation and this fact is giving individuals confidence to invest in housing again. We believe that Sekisui should be a chief beneficiary of this trend. With Japanese consumer spending increasing, two other holdings performed well -- Aeon, a chain of retail stores, and Toto, a company that specializes in bathroom fixtures and supplies, comparable to Kohler in the United States.

Two holdings had particularly disappointing performance. Before the beginning of the period, we had built a position in Adecco, a multinational company based in Switzerland that places workers in temporary jobs. The stock had been hurt when the company announced accounting irregularities, but our research indicated the accounting concerns were overblown and that the company was well managed. However, after an initial rebound, Adecco declined again because job creation has been slow in its major markets, including the United States. We continue to own the stock because we think it will perform well when the labor markets strengthen. Nortel Networks of Canada was also disappointing. An accounting investigation by financial regulators hurt the stock, and after the close of the fiscal period Nortel's top executives were fired. However, we have held on to the stock because the company is a major provider of equipment for wireless telephone networks. It is currently enjoying strong demand that we believe will translate into earnings growth. In another decision, we held an underweight position in Siemens, a German electronics conglomerate, relative to our benchmark. This hurt our relative results because Siemens outperformed the index.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

 1 Vodafone Group PLC
   United Kingdom
   Telecommunications

 2 UBS AG
   Switzerland
   Investment banking/brokerage

 3 Nokia OYJ
   Finland
   Communications equipment

 4 Canadian Imperial Bank of Commerce
   Canada
   Banking

 5 Reckitt Benckiser PLC
   United Kingdom
   Consumer goods

 6 TDK Corp.
   Japan
   Electronics

 7 Vivendi Universal SA
   France
   Conglomerates

 8 Siemens AG
   Germany
   Electrical equipment

 9 AstraZeneca PLC
   United Kingdom
   Pharmaceuticals

10 Novartis AG
   Switzerland
   Pharmaceuticals

Footnote reads:
These holdings represent 23.7% of the fund's net assets as of 3/31/04. The fund's holdings will change over time.

The fund's management team

The fund is managed by the Putnam International Growth Team. The members of the team are Stephen Dexter (Portfolio Leader), Peter Hadden
(Portfolio Member), and Denise Selden (Portfolio Member).


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We regard current conditions in international markets to be favorable to the fund's growth-style portfolio. Economic growth appears steady or improving in many regions of the world and inflation and interest rates are low. We believe these conditions should support business expansion. We also have a great deal of confidence in companies whose stock the fund holds. Our fundamental research gives us a solid understanding of their business models and the effectiveness of their management teams. In the past few years, as the world economy declined and business risks increased, many of these companies faced challenges to their growth plans, but most responded with appropriate strategies to manage costs and target their best opportunities. We also have positive expectations because we think that most of these companies have not yet been rewarded with the appreciation in their stock price that would reflect their fundamental qualities. We recognize the risks that are present in international markets, especially the need for corporate restructuring in Europe to cut costs, the importance of maintaining growth in China and Japan, and the general threat of terrorism that can disrupt business plans. Nevertheless, we believe the fund is solidly positioned to benefit from the current environment.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. This fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended March 31, 2004. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.



--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/04
--------------------------------------------------------------------------------------------------------------------------
                         Class A               Class B               Class C               Class M             Class R
(inception dates)        (1/3/95)             (7/21/95)              (2/1/99)             (7/21/95)           (12/1/03)
--------------------------------------------------------------------------------------------------------------------------
                      NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP           NAV
--------------------------------------------------------------------------------------------------------------------------
6 months            19.46%     12.59%     18.97%     13.97%     18.88%     17.88%     19.09%     14.97%        19.45%
--------------------------------------------------------------------------------------------------------------------------
1 year              47.85      39.42      46.63      41.63      46.74      45.74      47.00      41.93         47.63
--------------------------------------------------------------------------------------------------------------------------
5 years              0.45      -5.29      -3.22      -4.70      -3.21      -3.21      -2.04      -5.50         -0.71
Annual average       0.09      -1.08      -0.65      -0.96      -0.65      -0.65      -0.41      -1.12         -0.14
--------------------------------------------------------------------------------------------------------------------------
Life of fund        81.32      70.87      69.30      69.30      69.28      69.28      73.40      67.31         77.27
Annual average       6.65       5.97       5.86       5.86       5.86       5.86       6.14       5.73          6.39
--------------------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

A 2% short-term trading fee will be imposed on shares exchanged or sold within 5 days of purchase. In addition, there is a 1% short-term trading fee for this fund on shares sold or exchanged between 6 and 90 days.


--------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/04
--------------------------------------------------------------------------
                                                        Lipper
                             S&P/Citigroup       International
                             World Ex-U.S.               Funds
                           Primary Markets            category
                              Growth Index            average*
--------------------------------------------------------------------------
6 months                        19.61%                 20.77%
--------------------------------------------------------------------------
1 year                          52.05                  53.63
--------------------------------------------------------------------------
5 years                         -3.85                  11.47
Annual average                  -0.78                   1.76
--------------------------------------------------------------------------
Life of fund                    56.73                  70.48
Annual average                   4.98                   5.62
--------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 6-month, 1-year, 5-year, and life-of-fund periods ended 3/31/04, there were 874, 847, 495, and 169 funds, respectively, in this Lipper category.



--------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/04
--------------------------------------------------------------------------------------------------------
                                 Class A         Class B     Class C         Class M          Class R
--------------------------------------------------------------------------------------------------------
Distributions (number)                1               1           1               1                1
--------------------------------------------------------------------------------------------------------
Income                             $0.087          $0.018      $0.010          $0.037           $0.086
--------------------------------------------------------------------------------------------------------
Capital gains                        --              --          --              --               --
--------------------------------------------------------------------------------------------------------
Total                              $0.087          $0.018      $0.010          $0.037           $0.086
--------------------------------------------------------------------------------------------------------
Share value:                   NAV        POP        NAV         NAV       NAV        POP         NAV
--------------------------------------------------------------------------------------------------------
9/30/03                       $9.01      $9.56      $8.43       $8.69     $8.64      $8.95          --
--------------------------------------------------------------------------------------------------------
12/1/03*                         --         --         --          --        --         --       $9.77
--------------------------------------------------------------------------------------------------------
3/31/04                       10.67      11.26+     10.01       10.32     10.25      10.62       10.67
--------------------------------------------------------------------------------------------------------


* Inception date of class R shares.

+ Reflects a reduction in sales charges that took effect on January 28, 2004.


Understanding your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses may have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam International New Opportunities Fund from September 30, 2003, to March 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 3/31/04
-----------------------------------------------------------------------------
                    Class A     Class B     Class C     Class M     Class R
-----------------------------------------------------------------------------
Expenses paid
per $1,000*             $9         $13         $13         $12         $11
-----------------------------------------------------------------------------
Ending value
(after expenses)    $1,195      $1,190      $1,189      $1,191      $1,195
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the reporting period;and then dividing that result by 365 (or 366, for leap years).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2004, use the calculation method below. See your September 30, 2003, Putnam statement or call Putnam at 1-800-225-1581 to find the value of your investment in the fund on September 30, 2003.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                  Total
Value of your                               Expenses paid         expenses
investment on 9/30/03  [DIV]  $1,000   X    per $1,000      =     paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000                [DIV]  $1,000   X  $9 (see table above)  =  $90
-----------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 3/31/04
-----------------------------------------------------------------------------
                    Class A    Class B     Class C     Class M     Class R
-----------------------------------------------------------------------------
Expenses paid
per $1,000*             $9         $12         $12         $11         $10
-----------------------------------------------------------------------------
Ending value
(after expenses)    $1,033      $1,026      $1,026      $1,028      $1,031
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the reporting period;and then dividing that result by 365 (or 366, for leap years).

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

-----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-----------------------------------------------------------------------------
                     Class A     Class B     Class C     Class M     Class R
-----------------------------------------------------------------------------
Your fund's
annualized
expense ratio         1.68%       2.43%       2.43%       2.18%       1.93%
-----------------------------------------------------------------------------
Average annualized
expense ratio for
Lipper peer group+    1.72%       2.47%       2.47%       2.22%       1.97%
-----------------------------------------------------------------------------

+ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper 's standard reporting methodology for comparing expenses within a given universe. All Lipper data are for the most recent fiscal periods available as of March 31, 2004. For class B, C, M, and R shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       4.37

Int'l stock
fund average           3.93

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 3/31/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of government bonds from 14 countries.

JP Morgan Chase Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

S&P/Citigroup World Ex-U.S. Primary Markets Growth Index is an unmanaged index of mostly large- and some small-capitalization stocks from developed countries excluding the United States chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
March 31, 2004 (Unaudited)

Common stocks (99.8%) (a)
Number of shares                                                          Value

Advertising and Marketing Services (0.8%)
-------------------------------------------------------------------------------
         2,110 Dentsu, Inc. (Japan)                                  $6,451,110

Aerospace and Defense (0.7%)
-------------------------------------------------------------------------------
       122,332 European Aeronautic Defense and
               Space Co. (Netherlands)                                2,637,929
        69,573 Thales SA (France)                                     2,661,983
                                                                 --------------
                                                                      5,299,912

Banking (8.9%)
-------------------------------------------------------------------------------
       147,781 Anglo Irish Bank Corp. PLC (Ireland)                   2,360,521
        82,134 Banco Popular Espanol (Spain)                          4,805,717
           371 Bank of Montreal (Canada)                                 15,310
       182,324 BNP Paribas SA (France)                               11,140,589
       362,392 Canadian Imperial Bank of Commerce
               (Canada)                                              18,862,806
       296,000 DBS Group Holdings, Ltd. (Singapore)                   2,543,198
        38,479 Depfa Bank PLC (Ireland)                               6,023,363
       211,475 HSBC Holdings PLC (United Kingdom)                     3,143,997
        64,040 Kookmin Bank (South Korea) (NON)                       2,598,028
         2,908 Mizuho Financial Group, Inc. (Japan)                  12,525,565
       364,571 Northern Rock PLC (United Kingdom)                     5,202,334
        55,000 Shinsei Bank, Ltd. (Japan)                               436,256
        32,479 Societe Generale (France)                              2,773,533
                                                                 --------------
                                                                     72,431,217

Basic Materials (0.3%)
-------------------------------------------------------------------------------
       206,503 Xstrata PLC (Switzerland)                              2,751,307

Beverage (0.7%)
-------------------------------------------------------------------------------
       159,000 Companhia de Bebidas das Americas
               (AmBev) ADR (Brazil)                                   3,180,000
       204,642 Diageo PLC (United Kingdom)                            2,666,341
                                                                 --------------
                                                                      5,846,341

Broadcasting (0.9%)
-------------------------------------------------------------------------------
       316,400 Mediaset SpA (Italy)                                   3,510,509
       229,351 Publishing & Broadcasting, Ltd.
               (Australia)                                            2,066,021
        66,001 Societe Television Francaise I
               (France)                                               2,095,506
                                                                 --------------
                                                                      7,672,036

Building Materials (0.8%)
-------------------------------------------------------------------------------
       552,000 Toto, Ltd. (Japan)                                     6,204,096

Chemicals (0.6%)
-------------------------------------------------------------------------------
     1,183,914 Imperial Chemical Industries PLC
               (United Kingdom)                                       4,911,595

Commercial and Consumer Services (1.6%)
-------------------------------------------------------------------------------
       161,345 Adecco SA (Switzerland)                                8,918,312
         6,562 SGS Societe Generale Surveillance
               Holding SA (Switzerland)                               3,642,677
                                                                 --------------
                                                                     12,560,989

Communications Equipment (3.7%)
-------------------------------------------------------------------------------
       995,250 Nokia OYJ (Finland)                                   20,397,366
       878,000 Nortel Networks Corp. (Canada) (NON)                   5,151,343
     1,505,889 Telefonaktiebolaget LM Ericsson AB
               Class B (Sweden) (NON)                                 4,175,256
                                                                 --------------
                                                                     29,723,965

Conglomerates (2.7%)
-------------------------------------------------------------------------------
       883,000 Swire Pacific, Ltd. (Hong Kong)                        5,979,006
       613,239 Vivendi Universal SA (France) (NON)                   16,252,709
                                                                 --------------
                                                                     22,231,715

Construction (2.5%)
-------------------------------------------------------------------------------
       470,421 CRH PLC (Ireland)                                      9,566,004
        29,065 Lafarge SA (France)                                    2,351,646
     1,643,270 Rinker Group, Ltd. (Australia)                         8,718,583
                                                                 --------------
                                                                     20,636,233

Consumer Cyclicals (1.3%)
-------------------------------------------------------------------------------
        71,095 LVMH Moet Hennessy Louis Vuitton SA
               (France)                                               5,223,795
       129,100 Sony Corp. (Japan)                                     5,411,749
                                                                 --------------
                                                                     10,635,544

Consumer Finance (0.4%)
-------------------------------------------------------------------------------
        30,500 Aiful Corp. (Japan)                                    3,128,882

Consumer Goods (2.1%)
-------------------------------------------------------------------------------
       676,394 Reckitt Benckiser PLC (United
               Kingdom)                                              16,718,474

Electrical Equipment (2.9%)
-------------------------------------------------------------------------------
       118,652 Schneider Electric SA (France)                         7,726,749
       214,796 Siemens AG (Germany)                                  15,861,583
                                                                 --------------
                                                                     23,588,332

Electronics (6.7%)
-------------------------------------------------------------------------------
        24,900 FUNAI Electric Co., Ltd. (Japan)                       3,614,941
        24,600 Nidec Corp. (Japan)                                    2,559,100
       208,100 Omron Corp. (Japan)                                    5,232,011
        27,290 Samsung Electronics Co., Ltd. (South
               Korea)                                                13,618,810
        89,580 Samsung SDI Co., Ltd. (South Korea)                   13,129,855
       215,900 TDK Corp. (Japan)                                     16,502,307
                                                                 --------------
                                                                     54,657,024

Engineering & Construction (1.1%)
-------------------------------------------------------------------------------
        94,470 Vinci SA (France)                                      9,065,480

Entertainment (1.1%)
-------------------------------------------------------------------------------
       821,806 Enterprise Inns PLC (United Kingdom)                   9,235,074

Financial (3.5%)
-------------------------------------------------------------------------------
       398,087 Man Group PLC (United Kingdom)                        12,795,063
           821 Mitsubishi Tokyo Finance Group, Inc.
               (Japan)                                                8,130,276
        28,600 Orix Corp. (Japan)                                     3,164,946
       115,591 Perpetual Trustees Australia, Ltd.
               (Australia)                                            3,887,068
                                                                 --------------
                                                                     27,977,353

Food (3.2%)
-------------------------------------------------------------------------------
        44,120 Cheil Jedang Corp. (South Korea)                       2,571,293
        56,076 Nestle SA (Switzerland)                               14,302,391
     3,025,342 Northern Foods PLC (United Kingdom)                    8,951,070
                                                                 --------------
                                                                     25,824,754

Forest Products and Packaging (0.4%)
-------------------------------------------------------------------------------
       556,349 Amcor, Ltd. (Australia)                                3,397,735

Gaming & Lottery (1.4%)
-------------------------------------------------------------------------------
       104,307 Lottomatica SpA (Italy)                                2,496,596
       950,119 William Hill PLC (United Kingdom)                      9,066,280
                                                                 --------------
                                                                     11,562,876

Health Care Services (0.4%)
-------------------------------------------------------------------------------
        99,840 Suzuken Co., Ltd. (Japan)                              3,254,087

Homebuilding (1.0%)
-------------------------------------------------------------------------------
     1,160,000 Sekisui Chemical Co., Ltd. (Japan)                     7,929,622

Insurance (2.7%)
-------------------------------------------------------------------------------
        72,540 Allianz AG (Germany)                                   7,915,626
     2,445,591 Promina Group, Ltd. 144A (Australia)                   6,926,437
       779,982 QBE Insurance Group, Ltd.
               (Australia)                                            6,657,000
                                                                 --------------
                                                                     21,499,063

Investment Banking/Brokerage (3.4%)
-------------------------------------------------------------------------------
        88,100 Deutsche Bank AG (Germany)                             7,312,184
       275,228 UBS AG (Switzerland)                                  20,450,849
                                                                 --------------
                                                                     27,763,033

Machinery (1.4%)
-------------------------------------------------------------------------------
     2,450,216 Alstom (France) (NON)                                  5,930,843
        92,200 Fanuc, Ltd. (Japan)                                    5,788,540
                                                                 --------------
                                                                     11,719,383

Manufacturing (0.8%)
-------------------------------------------------------------------------------
        88,582 Gamesa Corporacion Tecnologica SA
               (Spain)                                                3,627,661
       164,514 Wolseley PLC (United Kingdom)                          2,553,155
                                                                 --------------
                                                                      6,180,816

Medical Technology (1.0%)
-------------------------------------------------------------------------------
       166,924 CSL, Ltd. (Australia)                                  2,673,477
         5,424 Synthes-Stratec, Inc. (Switzerland)                    5,563,626
                                                                 --------------
                                                                      8,237,103

Metals (1.4%)
-------------------------------------------------------------------------------
     1,179,959 BHP Billiton, Ltd. (Australia)                        11,043,571

Office Equipment & Supplies (1.2%)
-------------------------------------------------------------------------------
       189,000 Canon, Inc. (Japan)                                    9,794,347

Oil & Gas (8.8%)
-------------------------------------------------------------------------------
     1,854,235 BG Group PLC (United Kingdom)                         11,082,984
       334,029 BP PLC (United Kingdom)                                2,799,134
       101,707 Canadian Natural Resources, Ltd.
               (Canada)                                               5,626,740
     6,382,500 CNOOC, Ltd. (Hong Kong)                                2,724,133
        96,600 EnCana Corp. (Canada)                                  4,167,304
       699,100 ENI SpA (Italy)                                       14,052,981
       189,900 Imperial Oil, Ltd. (Toronto
               Exchange) (Canada)                                     8,507,277
       473,000 Nippon Oil Corp. (Japan)                               2,710,393
       125,438 Royal Dutch Petroleum Co.
               (Netherlands)                                          5,956,957
        31,124 Technip-Coflexip SA (France)                           4,206,626
        50,290 Total SA Class B (France)                              9,231,624
                                                                 --------------
                                                                     71,066,153

Pharmaceuticals (8.9%)
-------------------------------------------------------------------------------
       330,851 AstraZeneca PLC (United Kingdom)                      15,339,963
       222,100 Chugai Pharmaceutical Co., Ltd.
               (Japan)                                                3,536,175
       595,725 GlaxoSmithKline PLC (United Kingdom)                  11,692,078
       342,777 Novartis AG (Switzerland)                             14,562,068
       140,977 Roche Holding AG (Switzerland)                        13,775,982
       401,000 Terumo Corp. (Japan)                                   8,713,201
        76,300 Teva Pharmaceutical Industries, Ltd.
               ADR (Israel)                                           4,838,183
                                                                 --------------
                                                                     72,457,650

Publishing (0.9%)
-------------------------------------------------------------------------------
       656,214 Pearson PLC (United Kingdom)                           7,458,643

Railroads (1.0%)
-------------------------------------------------------------------------------
       130,200 Canadian National Railway Co.
               (Canada)                                               5,076,819
           525 East Japan Railway Co. (Japan)                         2,761,033
                                                                 --------------
                                                                      7,837,852

Retail (5.6%)
-------------------------------------------------------------------------------
       202,100 Aeon Co., Ltd. (Japan)                                 8,724,440
       241,997 Boots Group PLC (United Kingdom)                       2,755,027
        54,843 Colruyt SA (Belgium)                                   6,091,658
       429,679 Kingfisher Leisure PLC (United
               Kingdom)                                               2,278,057
       128,000 Lawson, Inc. (Japan)                                   4,910,297
       470,000 Onward Kashiyama Co., Ltd. (Japan)                     7,419,863
       131,000 RONA, Inc. (Canada) (NON)                              2,914,877
        79,400 USS Co. Ltd. (Japan)                                   6,610,941
       406,045 Woolworths, Ltd. (Australia)                           3,673,201
                                                                 --------------
                                                                     45,378,361

Shipping (2.6%)
-------------------------------------------------------------------------------
       841,566 Exel PLC (United Kingdom)                             10,887,683
       207,000 Golar LNG, Ltd. (Norway) (NON)                         3,144,499
     1,429,000 Nippon Yusen Kabushiki Kaisha
               (Japan)                                                6,828,315
                                                                 --------------
                                                                     20,860,497

Technology Services (1.1%)
-------------------------------------------------------------------------------
       459,657 Indra Sistemas SA Class A (Spain)                      5,997,970
        67,084 Logitech International (Switzerland)
               (NON)                                                  3,043,253
                                                                 --------------
                                                                      9,041,223

Telecommunications (6.9%)
-------------------------------------------------------------------------------
       270,136 Deutsche Telekom AG (Germany) (NON)                    4,859,252
     3,258,650 Eircom Group PLC 144A (Ireland)
               (NON)                                                  5,805,660
           903 Nippon Telegraph and Telephone Corp.
               (NTT) (Japan)                                          5,122,296
       301,249 SES Global (Luxembourg)                                2,702,056
    15,853,094 Vodafone Group PLC (United Kingdom)                   37,509,030
                                                                 --------------
                                                                     55,998,294

Tobacco (0.8%)
-------------------------------------------------------------------------------
        77,272 Altadis SA (Spain)                                     2,340,372
       270,233 BAT Industries PLC (United Kingdom)                    4,064,730
                                                                 --------------
                                                                      6,405,102

Transportation Services (1.0%)
-------------------------------------------------------------------------------
    19,344,000 Sinotrans, Ltd. 144A (China)                           7,821,727

Water Utilities (0.6%)
-------------------------------------------------------------------------------
       177,991 Veolia Environnement (France)                          4,964,434
                                                                 --------------
               Total Common stocks (cost $681,665,940)             $809,223,005

Short-term investments (4.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $3,613,563 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 1.00% to 1.06%
               and due dates ranging from April 1,
               2004 to May 28, 2004 (d)                              $3,613,563
    32,067,256 Short-term investments held as
               collateral for loaned securities
               with yields ranging from 0.97% to
               1.35% and due dates ranging from
               April 1, 2004 to May 28, 2004 (d)                     32,065,869
                                                                 --------------
               Total Short-term investments
               (cost $35,679,432)                                   $35,679,432
-------------------------------------------------------------------------------
               Total Investments
               (cost $717,345,372)                                 $844,902,437
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $810,704,492.

(NON) Non-income-producing security.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at March 31, 2004: (as a percentage of Market Value)

Australia                                       5.8%
Canada                                          6.0
Finland                                         2.4
France                                          9.9
Germany                                         4.3
Hong Kong                                       1.0
Ireland                                         2.8
Italy                                           2.4
Japan                                          18.6
Netherlands                                     1.0
South Korea                                     3.8
Spain                                           2.0
Switzerland                                    10.3
United Kingdom                                 21.4
United States                                   4.2
Other                                           4.1
----------------------------------------------------
Total                                         100.0%

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
March 31, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $30,475,160
of securities on loan (identified cost $717,345,372) (Note 1)    $844,902,437
-------------------------------------------------------------------------------
Cash                                                                   59,915
-------------------------------------------------------------------------------
Foreign currency (cost $91) (Note 1)                                       92
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           2,993,767
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                184,777
-------------------------------------------------------------------------------
Receivable for securities sold                                      3,696,080
-------------------------------------------------------------------------------
Foreign tax reclaim receivable                                        716,912
-------------------------------------------------------------------------------
Total assets                                                      852,553,980

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                    4,084,422
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          2,338,937
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,797,984
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            688,407
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                160,106
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            3,017
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                585,957
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 32,065,869
-------------------------------------------------------------------------------
Other accrued expenses                                                124,789
-------------------------------------------------------------------------------
Total liabilities                                                  41,849,488
-------------------------------------------------------------------------------
Net assets                                                       $810,704,492

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $1,562,362,960
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)          (1,735,623)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (877,578,475)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                 127,655,630
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $810,704,492

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($449,450,537 divided by 42,123,867 shares)                            $10.67
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $10.67)*                $11.26
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($321,112,340 divided by 32,069,662 shares)**                          $10.01
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($16,629,169 divided by 1,610,626 shares)**                            $10.32
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($23,511,345 divided by 2,292,802 shares)                              $10.25
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.25)*                $10.62
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($1,101 divided by 103 shares)                           $10.67
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended March 31, 2004 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $876,361)                         $6,509,159
-------------------------------------------------------------------------------
Interest                                                               24,348
-------------------------------------------------------------------------------
Securities lending                                                      8,579
-------------------------------------------------------------------------------
Total investment income                                             6,542,086

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    4,086,764
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      1,944,876
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             15,644
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        6,739
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 579,163
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,734,998
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  88,576
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  96,635
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       2
-------------------------------------------------------------------------------
Other                                                                 248,500
-------------------------------------------------------------------------------
Non-recurring costs (Note 5)                                           29,607
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 5)                                     (29,607)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 2)                       (185,902)
-------------------------------------------------------------------------------
Total expenses                                                      8,615,995
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (426,026)
-------------------------------------------------------------------------------
Net expenses                                                        8,189,969
-------------------------------------------------------------------------------
Net investment loss                                                (1,647,883)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  101,027,515
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)            (8,150)
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                   33,608
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period       52,111,064
-------------------------------------------------------------------------------
Net gain on investments                                           153,164,037
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $151,516,154
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                    March 31     September 30
Decrease in net assets                                  2004*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income (loss)                     $(1,647,883)      $1,811,400
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                            101,019,365       18,623,207
-------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign
currencies                                        52,144,672      150,718,399
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       151,516,154      171,153,006
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                           (3,865,333)              --
-------------------------------------------------------------------------------
Class B                                             (645,691)              --
-------------------------------------------------------------------------------
Class C                                              (17,403)              --
-------------------------------------------------------------------------------
Class M                                              (97,044)              --
-------------------------------------------------------------------------------
Class R                                                   (9)              --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (219,746,394)    (179,397,870)
-------------------------------------------------------------------------------
Total decrease in net assets                     (72,855,720)      (8,244,864)

Net assets
-------------------------------------------------------------------------------
Beginning of period                              883,560,212      891,805,076
-------------------------------------------------------------------------------
End of period (including distributions in
excess of net investment income of
$1,735,623 and undistributed net investment
income of $4,537,740, respectively)             $810,704,492     $883,560,212
-------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------------------------
                              Six months
                                 ended
                                March 31
Per-share                     (Unaudited)                        Year ended September 30
operating performance             2004            2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period              $9.01           $7.37           $8.44          $18.94          $16.64          $10.81
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment income
(loss) (a)(d)                       -- (e)         .04             .03            (.01)           (.18)           (.06)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments        1.75            1.60           (1.10)          (7.86)           3.95            5.89
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations             1.75            1.64           (1.07)          (7.87)           3.77            5.83
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                 (.09)             --              --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                      --              --              --           (2.63)          (1.47)             --
-----------------------------------------------------------------------------------------------------------------------
Return of capital                   --              --              --              -- (e)          --              --
-----------------------------------------------------------------------------------------------------------------------
Total distributions               (.09)             --              --           (2.63)          (1.47)             --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                   $10.67           $9.01           $7.37           $8.44          $18.94          $16.64
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)           19.46*          22.25          (12.68)         (45.96)          21.31           53.93
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $449,451        $481,845        $487,947        $711,537      $1,473,001        $905,842
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)       .84*           1.71            1.60            1.48            1.39            1.54
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets (%)(d)                 (.02)*           .54             .35            (.11)           (.83)           (.45)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)           52.92*         143.91          133.11          228.51          151.67          204.39
-----------------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended March 31, 2004 reflect a reduction of 0.02% based on average net assets for class A shares (Note 2).

(e) Amounts represent less than $.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                               Six months
                                 ended
                                March 31
Per-share                     (Unaudited)                        Year ended September 30
operating performance             2004            2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period              $8.43           $6.95           $8.02          $18.28          $16.20          $10.61
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment loss (a)(d)        (.04)           (.01)           (.04)           (.09)           (.33)           (.16)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments        1.64            1.49           (1.03)          (7.54)           3.88            5.75
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations             1.60            1.48           (1.07)          (7.63)           3.55            5.59
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                 (.02)             --              --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                      --              --              --           (2.63)          (1.47)             --
-----------------------------------------------------------------------------------------------------------------------
Return of capital                   --              --              --              -- (e)          --              --
-----------------------------------------------------------------------------------------------------------------------
Total distributions               (.02)             --              --           (2.63)          (1.47)             --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                   $10.01           $8.43           $6.95           $8.02          $18.28          $16.20
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)           18.97*          21.30          (13.34)         (46.36)          20.49           52.69
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $321,112        $355,278        $355,650        $593,763      $1,397,981      $1,053,443
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)      1.22*           2.46            2.35            2.19            2.10            2.29
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average
net assets (%)(d)                 (.40)*          (.21)           (.43)           (.83)          (1.54)          (1.20)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)           52.92*         143.91          133.11          228.51          151.67          204.39
-----------------------------------------------------------------------------------------------------------------------


  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended March 31, 2004 reflect a reduction of 0.02% based on average net assets for class B shares (Note 2).

(e) Amounts represent less than $.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------------
                                                                                                               For the
                              Six months                                                                        period
                                 ended                                                                          Feb. 1,
                                March 31                                                                       1999+ to
Per-share                     (Unaudited)                      Year ended September 30                         Sept. 30
operating performance            2004            2003            2002            2001            2000            1999
------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period             $8.69           $7.16           $8.26          $18.72          $16.58          $13.82
------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)(d)       (.04)           (.02)           (.04)           (.10)           (.34)           (.12)
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments       1.68            1.55           (1.06)          (7.73)           3.95            2.88
------------------------------------------------------------------------------------------------------------------------
Total from
investment operations            1.64            1.53           (1.10)          (7.83)           3.61            2.76
------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------
From net
investment income                (.01)             --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                     --              --              --           (2.63)          (1.47)             --
------------------------------------------------------------------------------------------------------------------------
Return of capital                  --              --              -- (e)          --              --              --
------------------------------------------------------------------------------------------------------------------------
Total distributions              (.01)             --              --           (2.63)          (1.47)             --
------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                  $10.32           $8.69           $7.16           $8.26          $18.72          $16.58
------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)          18.88*          21.37          (13.32)         (46.33)          20.38           19.97*
------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $16,629         $19,034         $18,987         $34,250         $78,295          $6,780
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)     1.22*           2.46            2.35            2.23            2.14            1.52*
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average
net assets (%)(d)                (.40)*          (.21)           (.44)           (.86)          (1.56)           (.78)*
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)          52.92*         143.91          133.11          228.51          151.67          204.39
------------------------------------------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended March 31, 2004 reflect a reduction of 0.02% based on average net assets for class C shares (Note 2).

(e) Amounts represent less than $.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------
                               Six months
                                 ended
                                March 31
Per-share                     (Unaudited)                      Year ended September 30
operating performance            2004            2003            2002            2001            2000            1999
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period             $8.64           $7.10           $8.18          $18.53          $16.38          $10.69
-----------------------------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------------------------
Net investment
income (loss) (a)(d)             (.03)             -- (e)        (.01)           (.07)           (.29)           (.13)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments       1.68            1.54           (1.07)          (7.65)           3.91            5.82
-----------------------------------------------------------------------------------------------------------------------
Total from
investment operations            1.65            1.54           (1.08)          (7.72)           3.62            5.69
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------------------
From net
investment income                (.04)             --              --              --              --              --
-----------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                     --              --              --           (2.63)          (1.47)             --
-----------------------------------------------------------------------------------------------------------------------
Return of capital                  --              --              --              -- (e)          --              --
-----------------------------------------------------------------------------------------------------------------------
Total distributions              (.04)             --              --           (2.63)          (1.47)             --
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                  $10.25           $8.64           $7.10           $8.18          $18.53          $16.38
-----------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)          19.09*          21.69          (13.20)         (46.20)          20.70           53.23
-----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $23,511         $27,403         $29,221         $48,887        $107,062         $83,585
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)     1.09*           2.21            2.10            1.98            1.89            2.04
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net
assets (%)(d)                    (.28)*           .02            (.17)           (.62)          (1.33)           (.95)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)          52.92*         143.91          133.11          228.51          151.67          204.39
-----------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended March 31, 2004 reflect a reduction of 0.02% based on average net assets for class M shares (Note 2).

(e) Amounts represent less than $.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------
                                                 For the period
                                                   December 1,
                                                    2003+ to
                                                    March 31
Per-share                                         (Unaudited)
operating performance                                 2004
---------------------------------------------------------------
Net asset value,
beginning of period                                  $9.77
---------------------------------------------------------------
Investment operations:
---------------------------------------------------------------
Net investment loss (a) (d)                           (.01)
---------------------------------------------------------------
Net realized and unrealized
gain on investments                                   1.00
---------------------------------------------------------------
Total from
investment operations                                  .99
---------------------------------------------------------------
Less distributions:
---------------------------------------------------------------
From net
investment income                                     (.09)
---------------------------------------------------------------
Total distributions                                   (.09)
---------------------------------------------------------------
Net asset value,
end of period                                       $10.67
---------------------------------------------------------------
Total return at
net asset value (%)(b)                               10.16*
---------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $1
---------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                           .64*
---------------------------------------------------------------
Ratio of net investment loss to
average net assets (%)(d)                             (.10)*
---------------------------------------------------------------
Portfolio turnover (%)                               52.92*
---------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended March 31, 2004 reflect a reduction of 0.02% based on average net assets for class R shares (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
March 31, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam International New Opportunities Fund (the "Fund") is a series of Putnam Investment Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation. It does this by investing primarily in common stocks of companies outside the United States.

The fund offers class A, class B, class C, class M and class R shares. The fund began offering class R shares on December 1, 2003. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans.

A redemption fee of 1.00%, which is retained by the fund, may apply to shares of any class redeemed (either by selling or by exchanging to another fund) within 90 days of purchase. Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee would apply to any shares that are redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrange ments, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At March 31, 2004, the value of securities loaned amounted to $30,475,160. The fund received cash collateral of $32,065,869 which is pooled with collateral of other Putnam funds into 26 issuers of high-grade short-term investments.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2003 the fund had a capital loss carryover of $976,264,491 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover     Expiration
--------------------------------------
  $108,014,485     September 30, 2009
   694,946,817     September 30, 2010
   173,303,189     September 30, 2011

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

The aggregate identified cost on a tax basis is $719,678,721, resulting in gross unrealized appreciation and depreciation of $137,957,528 and $12,733,812, respectively, or net unrealized depreciation of $125,223,716.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, offering and extraordinary expenses, credits from Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC, and payments under the fund's distribution plan) would exceed an annual rate of 1.42% of the fund's average net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Putnam Investor Services, a division of PFTC, provides investor serving agent functions to the fund. During the six months ended March 31, 2004, the fund paid PFTC $1,329,222 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended March 31, 2004, the fund's expenses were reduced by $426,026 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,509, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended March 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $18,924 and $1,063 from the sale of class A and class M shares, respectively, and received $365,492 and $689 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2004, Putnam Retail Management, acting as underwriter, received $827 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the six months ended March 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $446,683,501 and $671,549,014, respectively. There were no purchases or sales of U.S. government securities.


Note 4
Capital shares

At March 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                 Six months ended March 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,381,325       $44,206,066
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       368,940         3,663,572
----------------------------------------------------------------
                                     4,750,265        47,869,638

Shares repurchased                 (16,085,972)     (159,600,880)
----------------------------------------------------------------
Net decrease                       (11,335,707)    $(111,731,242)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         26,018,784      $200,957,793
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    26,018,784       200,957,793

Shares repurchased                 (38,762,585)     (302,669,760)
----------------------------------------------------------------
Net decrease                       (12,743,801)    $(101,711,967)
----------------------------------------------------------------

                                 Six months ended March 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,030,195        $9,810,276
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        61,758           576,817
----------------------------------------------------------------
                                     1,091,953        10,387,093

Shares repurchased                 (11,148,841)     (104,483,389)
----------------------------------------------------------------
Net decrease                       (10,056,888)     $(94,096,296)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,360,530       $18,078,555
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     2,360,530        18,078,555

Shares repurchased                 (11,414,937)      (85,025,710)
----------------------------------------------------------------
Net decrease                        (9,054,407)     $(66,947,155)
----------------------------------------------------------------

                                 Six months ended March 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            104,687        $1,025,519
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         1,500            14,445
----------------------------------------------------------------
                                       106,187         1,039,964

Shares repurchased                    (686,343)       (6,555,286)
----------------------------------------------------------------
Net decrease                          (580,156)      $(5,515,322)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            504,387        $4,043,470
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       504,387         4,043,470

Shares repurchased                    (966,052)       (7,488,798)
----------------------------------------------------------------
Net decrease                          (461,665)      $(3,445,328)
----------------------------------------------------------------

                                 Six months ended March 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            116,847        $1,132,468
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                         9,059            86,510
----------------------------------------------------------------
                                       125,906         1,218,978

Shares repurchased                  (1,003,885)       (9,623,521)
----------------------------------------------------------------
Net decrease                          (877,979)      $(8,404,543)
----------------------------------------------------------------

                                   Year ended September 30, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,948,094       $38,459,285
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     4,948,094        38,459,285

Shares repurchased                  (5,891,679)      (45,752,705)
----------------------------------------------------------------
Net decrease                          (943,585)      $(7,293,420)
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                               to March 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                102            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             1                 9
----------------------------------------------------------------
                                           103             1,009

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                               103            $1,009
----------------------------------------------------------------

At March 31, 2004, Putnam, LLC owned 103 class R shares of the fund (100% of class R shares outstanding), valued at $1,101.


Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended March 31, 2004, Putnam Management has assumed $29,607 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the Fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

*  The maximum sales charge for class A shares of Putnam U.S.
   Intermediate Government Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal
Executive Officer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam International New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS



Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA010-213209  539/2AH/2AI  5/04

Not FDIC Insured   May Lose Value   No Bank Guarantee


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: May 27, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: May 27, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: May 27, 2004